SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (date of earliest July 2, 2002 event reported):

                               COAST CASINOS, INC.
             (Exact name of registrant as specified in its charter)

              Nevada               000-26922            88-0345704
         (State or other       (Commission File     (I.R.S. Employer
         jurisdiction of            Number)        Identification No.)
          incorporation)

             4500 West Tropicana Avenue, Las Vegas, Nevada   89103
               (Address of principal executive offices)    (Zip Code)

       Registrant's telephone number, including area code: (702) 365-7000

                               Coast Resorts, Inc.
          (Former name or former address, if changed since last report)

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Item 5. Other Events and Regulation FD Disclosure.

     On July 2, 2002, Coast Resorts, Inc. ("the Company"), a Nevada corporation, changed its name to Coast Casinos, Inc. Through its wholly owned subsidiary, Coast Hotels and Casinos, Inc., the Company owns and operates four hotel-casinos in the Las Vegas area, The Orleans, the Gold Coast, the Barbary Coast and the Suncoast.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No.              Description
-----------   ----------------------------------
    99.1      Press Release dated July 3, 2002.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   COAST CASINOS, INC.,
                                   a Nevada corporation

                                   By:      /s/  Gage Parrish
                                      --------------------------------------
                                   Name:  Gage Parrish
                                   Title: Vice President and
                                          Chief Financial Officer

July 3, 2002


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